MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND
                               ASSIGNMENT OF RENTS

Secured Property Address:  Hurco Companies, Inc. International Headquarters
                                    One Technology Way
                                    Park 100 Business Park
                                    Indianapolis, Indiana 46268

         THIS MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF RENTS ("Mortgage") is executed as of April 30, 2002, by and between HURCO COMPANIES, INC., an Indiana corporation, whose address is One Technology Way, P.
O. Box 68180, Indianapolis, Indiana 46268-0180, ("Mortgagor") and AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY, an Iowa corporation, whose mailing address is P. O. Box 71216, Des Moines, Iowa 50325, (such party, together with any holder or holders of all or any part of the "Secured Indebtedness" (as hereinafter defined) shall be referred to herein as "Mortgagee").

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1. As used in this Mortgage, the following terms shall have the meanings indicated, unless the context otherwise requires:

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980(42 U.S.C. ss.ss. 9601 et seq.), as amended from time to time, including, without limitation, the Superfund Amendments and Reauthorization Act ("SARA").

                  "Code" shall mean the Uniform Commercial Code, as amended from time to time, in effect in the State where the Land is situated.

                  "Default" shall have the meaning assigned to such term in
Section 6.1.

                  "Environmental Law" shall mean any federal, state or local law, statute, ordinance, or regulation pertaining to health, industrial hygiene, or the environmental conditions on, under or about the Mortgaged Property, including but not limited to, CERCLA, SARA and RCRA.

                  "Hazardous Substance" shall mean one or more of the following substances:

                           (i)  Those  substances  included within the
                  definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in CERCLA, SARA, RCRA, Toxic Substances Control Act, as amended,
                  15 U.S.C.ss. 2601 et seq., and the Hazardous Materials Transportation Act (49 U.S.C.ss. 1801 et seq.), and in the regulations promulgated pursuant to said laws;

                           (ii) Those substances listed in the United States
                  Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

                           (iii) Such other substances, materials and wastes
                  which are or become regulated under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations; and

                           (iv)  Any material,  waste or substance which is:
                  (A) asbestos; (B) polychlorinated biphenyls; (C) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Sections 1251 et seq.
                  (33 U.S.C.ss.1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C.ss.1317); (D) petroleum or petroleum distillate; (E) explosives; or (F) radioactive materials.

                  "Improvements" shall mean all buildings, structures and improvements now or hereafter situated on the Land.

                  "Land" shall mean the tract of real property described upon Exhibit "A" attached hereto.

                  "Leases" shall mean all present and future leases and agreements, written or oral, for the use or occupancy of any portion of the Mortgaged Property, and any renewals, extensions or substitutions of said leases and agreements and any and all subleases thereunder.

                  "Lessee" shall mean the lessee, sublessee, tenant or other person having the right to occupy, use or manage the Mortgaged Property, or any part thereof, under a Lease.

                  "Lien" shall mean any lien, judgment lien, mortgage, deed of trust, mechanic's lien, materialmen's lien, pledge, conditional sale agreement, title retention agreement, financing lease, security interest or other encumbrance, whether arising by contract or under law.

                  "Loan Documents" shall mean the Note and this Mortgage, together with all documents, agreements, certificates, affidavits, guaranties, loan agreements, security agreements, deeds of trust, collateral pledge agreements, assignments and contracts representing, evidencing or securing any or all of the Secured Indebtedness or executed in connection therewith.

                  "Mortgage" shall have the meaning assigned to such term in the preamble hereof.

                  "Mortgaged Property" shall have the meaning assigned to such term in Section 2.1.

                  "Mortgagee" shall have the meaning assigned to such term in the preamble hereof.

                  "Mortgagor" shall have the meaning assigned to such term in the preamble to this Mortgage.

                  "Mortgagor's Successors" shall mean each and all of the heirs, executors, administrators, legal representatives, successors and assigns of Mortgagor, both immediate and remote.

                  "Note" shall mean that certain Promissory Note, of even date herewith, in the original principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000), executed by Mortgagor payable to the order of Mortgagee, and providing that the principal balance thereof shall be due and payable in 2009 on the date which is seven (7) years from the date of this Mortgage, which date is the Maturity Date, as defined in the Note.

                  "Obligated Party" shall mean any guarantor, surety, endorser or other party (other than Mortgagor) directly or indirectly obligated, primarily or secondarily, for any portion of the Secured Indebtedness.

                  "Permitted Exceptions" shall mean the exceptions, if any, to title described upon Exhibit "B" attached hereto.

                  "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

                  "Personal Property" shall mean all of the following described properties and interests, now owned or hereafter acquired by Mortgagor, and all accessories, attachments and additions thereto and all replacements or substitutes therefor and all products and proceeds thereof, and accessions thereto:

                           (i) All of the fixtures, building materials,
                  inventory, furniture, appliances, furnishings, goods, equipment, and machinery and all other tangible personal property now or hereafter used primarily in connection with the operation of the Real Estate, but excluding in all events all production machinery and equipment, office furniture and furnishings, computers, and other tangible personal property intended for use in the business operations of Mortgagor;

                           (ii) All insurance proceeds, surveys, plans and
                  specifications, drawings, permits, licenses, warranties, guaranties, deposits, prepaid expenses and contract rights now, or hereafter arising from or related to the ownership of any of the Real Estate;

                           (iii) All Rents and Leases;

                           (iv) All general intangibles relating to the
                  development or use of the Real Estate, including but not limited to all governmental permits relating to construction on the Real Estate, all names under or by which the Real Estate may at any time be operated or known, and all rights to carry on the business under any such names or any variant thereof, and all trademarks and goodwill in any way relating to the Real Estate;

                           (v) All water rights and water stock relating to the
                  Real Estate that is owned by Mortgagor in common with others, and all documents of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Real Estate; and

                           (vi) All proceeds and claims arising on account of
                  any damage to or taking of the Real Estate or any part thereof, and all causes of action and recoveries for any loss or diminution in the value of the Real Estate and all rights of the Mortgagor under any policy or policies of insurance covering the Real Estate or any rents relating to the Real Estate and all proceeds, loss payments and premium refunds which may become payable with respect to such insurance policies.

                  "RCRA" shall mean the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time.

                  "Real Estate" shall mean the Land and the Improvements.

                  "Rents" shall mean the rents, income, receipts, revenues, issues and profits now due or which may become due or to which Mortgagor may now or hereafter become entitled or may demand or claim, arising or issuing from or out of the Leases or from or out of the Mortgaged Property, or any part thereof, including, without limitation, minimum rents, additional rents, percentage rents, common area maintenance charges, parking charges (including monthly rental for parking spaces), tax and insurance premium contributions, and liquidated damages following default, premiums payable by any Lessee upon the exercise of any cancellation privilege provided for in any of the Leases, and all proceeds payable under any policy of insurance covering the loss of rent resulting from untenantability caused by destruction or damage of the Mortgaged Property, together with any and all rights and claims of any kind which Mortgagor may have against any Lessee or against any other occupants of the Mortgaged Property.

                  "Rights" shall mean rights, remedies, powers, benefits and privileges.

                  "Sale" shall mean any sale, transfer, lease or other disposition made pursuant to Subsection 6.2(h).

                  "Secured Indebtedness" shall have the meaning given such term in Section 3.1.

                                   ARTICLE II

                                      GRANT

         Section 2.1. Grant. For good and valuable consideration, including the debt hereinafter described, the receipt and legal sufficiency of which is hereby expressly acknowledged by all parties, Mortgagor does hereby MORTGAGE AND WARRANT unto Mortgagee, and Mortgagee's successors and assigns, the following described property, subject to the Permitted Exceptions:

                  (i) The Land, together with (A) the Improvements; (B) all estates, easements, interests, licenses, Rights and titles of Mortgagor in and to the Land and all easements and rights-of-way used in connection with the Land or the Improvements or as a means of ingress to or egress from the Land or the Improvements; (C) all estates, easements, interests, licenses, Rights and titles, if any, of Mortgagor in and to the real estate lying in the streets, roads, alleys, ways, sidewalks, or avenues, open or proposed, in front of, or adjoining, the Land, and in and to any strips or gores of real estate adjoining the Land; (D) all passages, waters, water rights, water courses, riparian rights, other Rights appurtenant to the Land, as well as any after-acquired title, franchise or license, and the reversions and remainders thereof; and (E) all estates, easements, licenses, interests, Rights and titles appurtenant or incident to the foregoing;

                  (ii)  The Personal Property; and

                  (iii) All other estates, easements, licenses, interests, Rights and titles of every kind and character which Mortgagor now has, or at any time hereafter acquires, in and to the Land, the Improvements, the Personal Property, and all property which is used or useful in connection with the Land, the Improvements, and the Personal Property, including without limitation (A) all proceeds payable in lieu of or as compensation for the loss of or damage to any of the foregoing; (B) all awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding involving any of the foregoing; and (C) the proceeds of any and all insurance (including without limitation, title insurance) covering the Land, the Improvements, the Personal Property, and any of the foregoing.

All property and interests described or referred to in Subsections (i), (ii), and (iii) of this Section 2.1, together with any additional interest therein now owned, or hereafter acquired, by Mortgagor, are sometimes hereinafter collectively called the "Mortgaged Property".

TO HAVE AND TO HOLD the Mortgaged Property, together with all and singular the rights, hereditaments, and appurtenances in anywise appertaining or belonging thereto, unto Mortgagee and Mortgagee's successors and assigns forever, PROVIDED, NEVERTHELESS, that these presents are upon the express condition that if Mortgagor shall pay or cause to be paid the Secured Indebtedness, and if Mortgagor shall duly and punctually perform and observe all of the terms, covenants, agreements and conditions contained in this Mortgage, the Note, and all the Loan Documents, then this Mortgage and the estate, right and interest of Mortgagee in and to the Mortgaged Property shall cease and become void and of no force and effect, and shall be satisfied at Mortgagor's expense; otherwise, this Mortgage shall remain in full force and effect.

         Section 2.2. Warranty of Title. Mortgagor, for Mortgagor and Mortgagor's Successors, hereby agrees to warrant and forever defend, all and singular, good and marketable unencumbered fee simple title to the Mortgaged Property unto Mortgagee, and Mortgagee's successors or assigns, forever, against every person whomsoever lawfully claiming, or to claim, the same or any part thereof, subject, however, to the Permitted Exceptions. The foregoing warranty of title shall survive the foreclosure of this Mortgage and shall inure to the benefit of and be enforceable by any person who may acquire title to the Mortgaged Property pursuant to such foreclosure.

                                   ARTICLE III

                              SECURED INDEBTEDNESS

         Section 3.1. Secured Indebtedness. This Mortgage, and all Rights, and all titles, interests and Liens created hereby, or arising by virtue hereof, are given to secure payment and performance of the following indebtedness, liabilities, and obligations (herein collectively called the "Secured Indebtedness"):

                  (i) All loans, principal, interest, late charges, fees, premiums, expenses, obligations and liabilities owing by Mortgagor to Mortgagee arising pursuant to, evidenced by or represented by the Note;

                  (ii) All indebtedness, liabilities, and obligations arising under this Mortgage or under any of the other Loan Documents; and

                  (iii) Any and all renewals, increases, extensions, modifications, rearrangements, or restatements of the Note or all or any part of the loans, advances, future advances, indebtedness, liabilities, and obligations described or referred to in Subsections 3.1(i) through (ii), together with all costs, expenses, and reasonable attorneys' fees incurred in connection with the enforcement or collection thereof.


                                   ARTICLE IV

                           REPRESENTATIONS, WARRANTIES
                           AND COVENANTS OF MORTGAGOR

         Section 4.1. Representations and Warranties. Mortgagor expressly represents and warrants to Mortgagee as follows:

                  (a) Organization. Mortgagor (i) is an Indiana corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is qualified to do business under the laws of the state where the Land is situated, (ii) has complied with all conditions prerequisite to its lawfully doing business in the state where the Land is situated, and (iii) has all requisite corporate power and all governmental certificates of authority, licenses, permits, qualifications, and documentation to own, lease and operate its properties and to conduct its business as now being, and as proposed to be, conducted.

                  (b) Authority. Mortgagor has full and lawful authority and power to execute, acknowledge, deliver, and perform this Mortgage and the other Loan Documents executed by Mortgagor and such Loan Documents constitute the legal, valid, and binding obligations of Mortgagor and any other party thereto, enforceable against Mortgagor and such other parties in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting creditors' rights generally.

                  (c) Place of Business. Mortgagor's principal place of business, chief executive office, location of its account records, mailing address and address for notices hereunder is set forth in the preamble hereof.

                  (d) Title. Mortgagor is the lawful record owner of good and marketable title to the Mortgaged Property, subject only to the Permitted Exceptions. No Liens exist in or against the Mortgaged Property, other than those Liens which have been identified in writing in the title insurance commitment delivered to Mortgagee, all of which will be satisfied and released contemporaneously with the closing under the Note and Loan Documents. All portions of the Mortgaged Property have full and free access to and from public streets and utilities' services and connections.

                  (e) Conflicts. Neither the execution and delivery of the Loan Documents, nor consummation of any of the transactions therein contemplated, nor compliance with the terms and provisions thereof, will contravene or conflict with any provision of law, statute or regulation to which Mortgagor is subject or any judgment, license, order or permit applicable to Mortgagor or any indenture, mortgage, deed of trust, agreement or other instrument to which Mortgagor is a party or by which Mortgagor or the Mortgaged Property may be bound, or to which Mortgagor or the Mortgaged Property may be subject, or violate or contravene any provision of the Articles of Incorporation or Bylaws of Mortgagor.

                  (f) Information Provided. All reports, statements, financial statements, cost estimates and other data, furnished by or on behalf of Mortgagor or any Obligated Party including, without limitation, any surveys, as-built plans and specifications, and commitments for title insurance are true and correct in all material respects.

                  (g) Defaults. No event has occurred and is continuing which constitutes a Default or would, with the lapse of time or giving of notice or both, constitute a Default.

                  (h) Taxes. All taxes, assessments and other charges levied against the Mortgaged Property have been paid in full.

                  (i) Flood Hazards. Neither the Land nor any portion thereof is located within an area that has been designated or identified as an area having special flood hazards by the Secretary of Housing and Urban Development or by such other official as shall from time to time be authorized by federal or state law to make such designation pursuant to the National Flood Insurance Act of 1968, as such act may from time to time be amended, or pursuant to any other national, state, county or city program of flood control.

                  (j) Performance of Covenants Under Leases. Mortgagor has duly and punctually performed all and singular the terms, covenants, conditions and warranties of the existing Leases on Mortgagor's part to be kept, observed and performed up to the date hereof.

                  (k) Collection of Advance Rents. Any Rents due for occupancy for any period subsequent to the date hereof have not been collected for more than one (1) month in advance of accrual and payment of any Rents has not otherwise been anticipated, waived, released, discounted, set-off or otherwise discharged or compromised.

                  (l) No Defaults. No Lessee under any existing Lease is in default of any of the terms thereof.

                  (m) Homestead. No part of the Mortgaged Property constitutes a part of a business or residential homestead.

                  (n) Commercial Loan. The Secured Indebtedness constitutes a contract under which credit is extended for business, commercial, investment, or other similar purpose, and is not for personal, family, household, or agricultural use. Mortgagor represents and certifies that the extension of credit secured by this Mortgage is exempt from any and all provisions of the Federal Consumer Credit Protection Act (Truth-in-Lending Act) and Regulation "Z" of the Board of Governors of the Federal Reserve System.

         Section 4.2. Covenants. So long as this Mortgage shall remain in effect, Mortgagor covenants and agrees with Mortgagee as follows:

                  (a) Taxes. To pay, or cause to be paid (not later than ten
         (10) days before the date upon which such items would become delinquent), all lawful taxes and assessments of every character in respect of any of the Mortgaged Property, and to furnish to Mortgagee (not later than ten (10) days prior to the date upon which such taxes or assessments would become delinquent) evidence satisfactory to Mortgagee of the timely payment of such taxes and assessments, provided that so long as Mortgagor has timely paid all taxes and assessments into the reserve fund required under Section 9.4, Mortgagor shall not be required to provide such evidence, and, provided further, Mortgagor shall not be required to pay any such tax or assessment if and so long as the amount, applicability or validity thereof is being contested in good faith by appropriate legal proceedings and appropriate cash reserves therefor have been deposited with Mortgagee in an amount equal to the amount being contested plus a reasonable additional sum to cover costs, legal fees and expenses, interest and penalties.

                  (b)      Insurance.
                           ----------

                           (i) Mortgaged Property. To carry insurance with
                  respect to the Mortgaged Property with such insurers, in such amounts and covering such risks as shall be satisfactory to Mortgagee, including, without limitation, insurance against loss or damage by fire, extended coverage, lightning, hail, windstorm, explosion, riot, hazards, casualties, and other contingencies; provided, that in the absence of written direction from Mortgagee, the insurance shall not be less than the full replacement cost of the Improvements. Such insurance shall be sufficient to prevent Mortgagor from being or becoming a "co-insurer" of the Mortgaged Property and shall include the standard non-contributory mortgage clause.

                           (ii) Public Liability. To carry liability insurance
                  covering occurrences that may arise in the Mortgaged Property as a result of the operations thereon, with such insurers and in such amounts as shall be acceptable to Mortgagee; and to carry workers' compensation insurance sufficient to meet all statutory requirements, as may be amended from time to time.

                           (iii) Loss of Rents. To carry insurance covering loss
                  of rents and/or business interruption with respect to the Mortgaged Property for a period of not less than one year.

                           (iv)  Delivery  of  Policies.  To deliver to
                  Mortgagee a true and complete copy of each policy of insurance covering the Mortgaged Property.

                           (v) Mortgagee as Named Insured: Payment of Insurance
                  Proceeds. To cause all insurance carried by Mortgagor covering the Mortgaged Property to name Mortgagee as an insured and to be payable to Mortgagee as its interest may appear, and, in the case of all policies of insurance carried by each Lessee for the benefit of Mortgagor, to cause all such policies to be payable to Mortgagee as its interest may appear.

                           (vi) Payment of Premiums; Proof. To cause to be paid,
                  pursuant to Section 9.4 hereof, all premiums for such insurance before such premiums become due and to deliver all renewal policies to Mortgagee at least fifteen (15) days before the expiration date of each expiring policy and to cause such policies to require the insurer to give written notice to Mortgagee of any amendment or termination of any such policy at least thirty (30) days before such termination or amendment is to be effective.

                           (vii) Review of Values. Upon the written request of
                  Mortgagee, not more than once during each thirty-month period following the date of this Mortgage, to increase the amount of insurance covering the Mortgaged Property to its then full insurable value.

                           (viii) Notice of Casualty. To immediately deliver
                  written notice to Mortgagee of any casualty loss affecting the Mortgaged Property that would cost more than $10,000 to repair or replace.

                  (c) Compliance with Laws. To comply with all valid governmental laws, ordinances, rules, and regulations applicable to the Mortgaged Property and its ownership, use, and operation, and to comply with all, and not violate any, easements, restrictions, agreements, covenants, and conditions with respect to or affecting the Mortgaged Property, or any part thereof; provided, however, Mortgagor shall not be required to comply with such items if and so long as the applicability or validity thereof is being contested diligently in good faith by appropriate legal proceedings and appropriate reserves have been set aside by Mortgagor.

                  (d) Condition of Mortgaged Property. To maintain, preserve, and keep the Mortgaged Property in good repair and condition at all times and, from time to time, to make all necessary and proper repairs, replacements, and renewals, to complete or repair any Improvements in a good and workmanlike manner, and not to abandon or commit or permit any waste on or of the Mortgaged Property, and not to do anything to the Mortgaged Property that may impair its value.

                  (e) Payments for Labor and Materials. To pay promptly all bills for labor, materials and equipment incurred in connection with the Mortgaged Property and never to permit to be affixed against the Mortgaged Property, or any part thereof, any Lien, even though inferior to the liens and security interests hereof, for any such bill which may be legally due and payable; provided, however, Mortgagor shall not be required to pay any such bill if the amount, applicability or validity thereof is being contested in good faith by appropriate legal proceedings and Mortgagor has furnished to Mortgagee a bond in form and substance acceptable to Mortgagee with corporate surety satisfactory to Mortgagee or other security satisfactory to Mortgagee, in an amount equal to the amount being contested plus a reasonable additional sum to cover possible costs, legal fees and expenses, interest and penalties, and provided further that Mortgagor shall pay any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest and penalties thereon, in order to release any such Lien on the Mortgaged Property, or any part thereof.

                  (f) Further Assurances. To execute and deliver forthwith to Mortgagee, at any time and from time to time upon request by Mortgagee, any and all additional instruments (including, without limitation, deeds of trust, mortgages, security agreements, assignments and financing statements) and further assurances, and to do all other acts and things at Mortgagor's expense, as may be necessary or proper, in Mortgagee's reasonable opinion, to effect the intent of these presents, to more fully evidence and to perfect, the rights, titles and Liens, herein created or intended to be created hereby and to protect the Rights of Mortgagee hereunder.

                  (g) Maintenance  of  Existence:   Authority  To  Do  Business.
         To  maintain   continuously Mortgagor's  existence and Mortgagor's
         right to do business in the state where the Real Estate is located under all applicable laws.

                  (h) Prohibition Against Liens. Without the prior written consent of Mortgagee, not to create, incur, permit or suffer to exist in respect of the Mortgaged Property, or any part thereof, any other or additional Lien on a parity with or superior or inferior to the liens and security interests hereof; provided, however, if any such Lien now or hereafter affects the Mortgaged Property or any part thereof, Mortgagor covenants to timely perform all covenants, agreements and obligations required to be performed under or pursuant to the terms of any instrument or agreement creating or giving rise to such Lien.

                  (i)      Limitation on Dispositions.

                           (i) Prohibition on Sale or Transfer. Mortgagor
                  acknowledges that Mortgagee has examined both the creditworthiness of Mortgagor and Mortgagor's experience in owning and operating properties such as the Mortgaged Property in determining whether or not to make the loan secured hereby, that Mortgagee has relied on Mortgagor's creditworthiness and experience in deciding to make the loan secured hereby, and that Mortgagee will continue to rely on Mortgagor's ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Debt. Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, should Mortgagor default in the repayment of the Note, Mortgagee can recover the balance of the Note by a sale of the Mortgaged Property. Mortgagor shall not, without the prior written consent of Mortgagee, (A) sell, trade, transfer, assign, exchange, or otherwise dispose of the Mortgaged Property, or any part thereof or any interest therein (whether legal or equitable in nature), except items of Personal Property which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes having a value equal to or greater than the replaced items when new, or (B) permit the change in control (by way of transfers of stock ownership, partnership interest, or otherwise) in Mortgagor. In the event Mortgagor violates the terms of this prohibition, the entire indebtedness owing under the Note and any other Loan Document shall immediately become due and payable at the option of Mortgagee. Notwithstanding the foregoing, and provided that no Default exists hereunder, Mortgagee agrees to permit one (1) transfer of the Mortgaged Property to, and assumption of the Loan by, another person or entity; provided, however, that no such transfer shall be valid or permitted hereunder unless: (i) Mortgagee receives prior written notice at least thirty (30) days in advance of such proposed transfer, (ii) such proposed transferee has been approved in writing by Mortgagee, which approval shall be at Mortgagee's sole discretion, taking into consideration such factors as, but not limited to, transferee's creditworthiness, business experience, financial condition and real estate experience, (iii) approval by Mortgagee of the proposed new property management of the Mortgaged Property, (iv) Mortgagee shall be paid a transfer and assumption fee in the amount of one percent (1%) of the then-outstanding principal balance and accrued interest of the Note, (v) Mortgagor pays all fees and expenses incurred by Mortgagee in connection with such transfer and assumption, including without limitation, inspection and investigation fees, title insurance charges and reasonable attorneys' fees, and (vi) such proposed transferee and any guarantor required by Mortgagee in connection therewith assumes all obligations of Mortgagor and any Obligated Party under the Note, this Mortgage and other Loan Documents with the same degree of liability of Mortgagor and any such Obligated Party. This one-time right of transfer and assumption shall apply only to the Mortgagor named herein and not to any subsequent owner of the Mortgaged Property.

                           (ii) Operation. The provisions hereof shall be
                  operative with respect to, and be binding upon any persons who, in accordance with the terms hereof or otherwise, shall acquire any part or interest in or encumbrance upon the Mortgaged Property. Any waiver by the Mortgagee of the provisions hereof shall not be deemed to be a waiver of the right of the Mortgagee in the future to insist upon strict compliance with the provisions hereof.

                  (j) Financial Statements. To deliver to Mortgagee, within ninety (90) days after the end of each calendar year, a copy of Mortgagor's most recent federal income tax return and then-current audited annual financial statements of Mortgagor in form and substance acceptable to Mortgagee, certified by an independent certified public accountant. At a minimum, such financial statements shall include a balance sheet and income statement for Mortgagor, a report itemizing the income and expenses for the operation of Mortgaged Property, and a current rent roll, all in form and detail as shall be satisfactory to Mortgagee. Mortgagor shall also cause each Guarantor to deliver to Mortgagee, within ninety (90) days after the end of each calendar year, then-current financial statements of each such Guarantor, certified as true and correct by the Guarantor.

                  (k) Tax on Liens. At any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Mortgage, or upon any rights, titles, liens, or security interests created hereby, or upon the Secured Indebtedness, or any part thereof, to pay immediately all such taxes to the extent permitted by law; provided that, if it is unlawful for Mortgagor to pay such taxes, then Mortgagor shall, if Mortgagee so requires, prepay the Secured Indebtedness in full within sixty (60) days after demand therefor by Mortgagee.

                  (l) Statement of Balance of Secured Indebtedness. At any time and from time to time, to furnish promptly upon request, a written statement or affidavit, in such form as shall be satisfactory to Mortgagee, stating the unpaid balance of the Secured Indebtedness and that there are no offsets or defenses against full payment of the Secured Indebtedness and the terms hereof, or, if there are any such offsets and defenses, specifically describing such offsets to the satisfaction of Mortgagee.

                  (m) Inspections; Books, Records. During all business hours to allow any representative of Mortgagee to inspect the Mortgaged Property and all books and records of Mortgagor, and to make and take away copies of such books and records. Mortgagor shall maintain complete and accurate books and records in accordance with good accounting practices.

                  (n) Removal of Personalty. Not to cause or permit any of the Personal Property to be removed from the Land, except items of Personal Property which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes having a value equal to, or greater than, the replaced items when new.

                  (o) Warrant and Defend Title. To protect, warrant and forever defend title to the Mortgaged Property unto Mortgagee, its successors and assigns, against all persons whomsoever lawfully having or otherwise claiming an interest therein or a lien thereon, but Mortgagee shall have the right, at any time, to intervene in any suit affecting such title and to employ independent counsel in connection with any such suit to which it may be a party by intervention or otherwise; and upon demand Mortgagor agrees to pay Mortgagee all reasonable expenses paid or incurred by Mortgagee in respect of any such suit affecting title to any such property or affecting Mortgagee's lien or rights hereunder, including reasonable fees to Mortgagee's attorneys, and Mortgagor will indemnify and hold harmless Mortgagee from and against any and all costs and expenses, including, but not limited to, any and all cost, loss, damage or liability which Mortgagee may suffer or incur by reason of the failure of the title to all or any part of the Mortgaged Property or by reason of the failure or inability of Mortgagor, for any reason, to convey the rights, titles and interests which this Mortgage purports to mortgage or assign, and all amounts at any time so payable by Mortgagor hereunder shall be secured by the lien hereof and by the said assignment.

                  (p) Payment of Expenses. To promptly pay and hold Mortgagee harmless from all reasonable appraisal fees, survey fees, recording fees, abstract fees, title policy fees, escrow fees, attorneys' fees, brokers' fees and all other costs of every kind incurred by Mortgagee in connection with the Secured Indebtedness, the collection thereof and the exercise by Mortgagee of its rights and remedies hereunder and under the other Loan Documents.

                  (q) Obligations Under Personal Property. Mortgagor shall perform fully all obligations imposed upon it by the agreements and instruments constituting part of the Personal Property (including, without limitation, the Leases) and maintain in full force and effect all such agreements and instruments.

                  (r) Notice of Claims. Mortgagor shall promptly notify Mortgagee of any claim, action or proceeding affecting any Lease or title to the Mortgaged Property, or any part thereof, or the Liens herein granted.

                  (s)      Leases.
                           -------

                           (i) Defense of Actions Respecting Leases. Mortgagor
                  shall appear in and defend any action or proceeding arising under, occurring out of, or in any manner connected with, the Leases or the obligations, duties or liabilities of Mortgagor and any Lessee thereunder, and, upon request by Mortgagee, shall do so in the name and on behalf of Mortgagee but at the expense of Mortgagor, and Mortgagor shall pay all costs and expenses of Mortgagee, including reasonable attorneys' fees, in any action or proceeding in which Mortgagee may appear.

                           (ii) Receipt of Future  Rents.  Mortgagor  shall not
                  receive or collect any Rents from any of the Leases for a period of more than one (1) month in advance.

                           (iii) Waivers, Releases of Lessees. Except in the
                  ordinary course of business, Mortgagor shall not waive, discount, set-off, compromise, or in any manner release or discharge any Lessee, of and from any obligations, covenants, conditions and agreements by said Lessee to be kept, observed and performed, including the obligation to pay rent in the manner and at the place and time specified in any Lease, or in any manner impair the value of the Mortgaged Property or the security of this Mortgage.

                           (iv) Termination of Leases. Except in the ordinary
                  course of business, Mortgagor shall not terminate or consent to any surrender of any Lease, or modify or in any way alter the terms thereof, without the prior written consent of Mortgagee, and shall use all reasonable efforts to maintain each of the Leases in full force and effect during the term of this Mortgage.

                           (v) No Subordination. Mortgagor shall not subordinate any Lease to any mortgage or other encumbrance (other than the Lien of this Mortgage), or permit, consent or agree to such subordination.

                           (vi) Form of Leases, Side Agreements. Unless
                  otherwise consented to in writing by Mortgagee, Mortgagor shall, prior to the execution of any new leases, (A) obtain Mortgagee's approval as to the form and substance of each Lease or amendment thereto; (B) deliver to Mortgagee true and complete copies of the Leases and any amendments thereto; (C) not enter into any oral leases or any side agreements with respect to a Lease with any Lessee, except upon notice to and approval in writing by Mortgagee; (D) not execute any Lease except for actual occupancy by the Lessee thereunder; (E) from time to time upon request of Mortgagee, furnish to Mortgagee a written certification signed by Mortgagor describing all then existing Leases and the names of the tenants and Rents payable thereunder, and (F) not enter into any Lease with Mortgagor or an affiliate of Mortgagor.

                  (t) Alterations. To make no material alterations in the Mortgaged Property, except as required by law or municipal ordinance, without Mortgagee's prior written consent.

                  (u) Payment of Utilities. To pay promptly all charges for utilities or services related to the Mortgaged Property, including, without limitation, electricity, gas, sewer and water.

                                    ARTICLE V

                     PROVISIONS REGARDING ENVIRONMENTAL LAWS

         Section  5.1.  Covenants  Regarding  Environmental   Compliance.
Mortgagor  covenants  and  agrees  with Mortgagee as follows:

                  (a) Hazardous Substance Use, Manufacture. Mortgagor shall not use, generate, manufacture, produce, store, release, discharge, or dispose of on, under, or about the Mortgaged Property or transport to or from the Mortgaged Property any Hazardous Substance or allow any other person or entity to do so except under conditions permitted by applicable laws (including all Environmental Laws).

                  (b) Compliance with Environmental Laws. Mortgagor shall keep and maintain the Mortgaged Property in compliance with, and shall not cause or permit the Mortgaged Property to be in violation of, any Environmental Law.

                  (c) Notices. Mortgagor shall give prompt written notice to Mortgagee of:

                           (i) any proceeding or inquiry by any governmental authority with respect to the presence of any Hazardous Substance on the Mortgaged Property or the migration thereof from or to other property;

                           (ii) all claims made or threatened by any third party
                  against Mortgagor or the Mortgaged Property relating to any loss or injury resulting from any Hazardous Substance; and

                           (iii) Mortgagor's discovery of any occurrence or
                  condition on any real property adjoining or in the vicinity of the Mortgaged Property that could cause the Mortgaged Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Mortgaged Property under any Environmental Law, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Mortgaged Property under any Environmental Law.

                  (d) Filings with Agencies. Mortgagor shall provide to Mortgagee copies, contemporaneously with filing same, of all reports, inventories, notices or other forms filed or submitted to the Environmental Protection Agency, or any state or local agency having responsibility for overseeing or enforcing any Environmental Laws.

                  (e) Legal Proceeding. Mortgagee shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Mortgaged Property in connection with any Environmental Law and have Mortgagee's attorneys' fees in connection therewith paid by Mortgagor.

                  (f) Indemnity. Mortgagor shall protect, indemnify and hold harmless Mortgagee, its directors, officers, employees, agents, successors and assigns from and against any and all loss, damage, cost, expense or liability (including attorneys' fees and costs) directly or indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence of a Hazardous Substance on, under or about the Mortgaged Property whether known or unknown, fixed or contingent, occurring prior to the termination of this Mortgage, including, but not limited to: (i) all foreseeable consequential damages; and (ii) the costs of any required or necessary repair, cleanup or detoxification of the Mortgaged Property and the preparation and implementation of any closure, remedial or other required plans. This indemnity shall survive the release of the lien of this Mortgage, or the extinguishment of the lien by foreclosure or action in lieu thereof, and this covenant shall survive such release or extinguishment.

                  (g) Remedial Work. In the event that any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is reasonably necessary under any applicable local, state or federal law or regulation, any judicial order, or by any governmental entity because of, or in connection with, the current or future presence or release of a Hazardous Substance in or into the air, soil, ground water, surface water or soil vapor at, on, about, under or within the Mortgaged Property (or any portion thereof), Mortgagor shall within such period of time as may be required under any applicable law, regulation, order or agreement, commence and thereafter diligently prosecute to completion, all such Remedial Work. All Remedial Work shall be performed by competent contractors. All costs and expenses of such Remedial Work shall be paid by Mortgagor including, but not limited to, Mortgagee's reasonable attorneys' fees and costs incurred in connection with such Remedial Work. In the event Mortgagor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Mortgagee may, but shall not be required to, cause such Remedial Work to be performed and all costs and expenses thereof, or incurred in connection therewith, shall become part of the indebtedness secured hereby.

         Section 5.2. Representations and Warranties Relating to Environmental Matters. Mortgagor represents and warrants to Mortgagee that:

                  (a) No Existing Violation. Neither the Mortgaged Property nor the Mortgagor is in violation of or subject to any existing, pending or threatened investigation by any governmental authority under any Environmental Law.

                  (b) No Permits Required. Mortgagor has not and is not required by any Environmental Law to obtain any permits or license to construct or use any improvements, fixtures or equipment forming a part of the Mortgaged Property.

                  (c) Previous Uses. Mortgagor or its environmental advisors has made diligent inquiry into previous uses and ownership of the Mortgaged Property, and, based on such inquiry, has determined that no Hazardous Substance has been disposed of or released on or to the Mortgaged Property.

                  (d) Use by Mortgagor. Mortgagor's prior, current and intended future use of the Mortgaged Property will not result in the disposal or release of any Hazardous Substance on or to the Mortgaged Property except as permitted by applicable law.

                  (e) Underground Storage. No underground storage tanks, whether or not containing any Hazardous Substances, are located on or under the Mortgaged Property.

         Section 5.3. Environmental Risk Assessment. At any time that Mortgagee reasonably believes that Hazardous Substances have been disposed of on, or have been released to or from the Mortgaged Property, or at any time after a Default hereunder, within thirty (30) days after a written request therefor by Mortgagee, Mortgagor shall deliver to Mortgagee an environmental audit prepared at Mortgagor's cost and expense by an environmental consultant acceptable to Mortgagee, detailing the results of an environmental investigation of the Mortgaged Property, including an inspection of and results of soil and ground water samples.

                                   ARTICLE VI

                  RESPECTING DEFAULTS AND REMEDIES OF MORTGAGEE

         Section 6.1. Defaults. The term "Default," as used herein, shall mean the occurrence of any one or more of the following events:

                  (a) Defaults in Loan Documents. A default or event of default as such terms are defined in the Note or any of the other Loan Documents.

                  (b) Payment. The failure of Mortgagor to pay the Secured Indebtedness, or any part thereof, within five (5) days after the date it becomes due in accordance with the terms of the Note or any other Loan Documents or when accelerated pursuant to any power to accelerate contained in this Mortgage or any of the other Loan Documents.

                  (c) Covenants. The failure of Mortgagor or any Obligated Party to perform punctually and properly any covenant, agreement, obligation, or condition contained in any of the Loan Documents to which such Person is a party and the continuation of such failure for a period of fifteen (15) days after written notice thereof from Mortgagee to Mortgagor.

                  (d) Representations and Warranties. Any statement, representation, or warranty in any of the Loan Documents is false, misleading, or erroneous in any material respect.

                  (e) Condemnation or Eminent Domain. Condemnation or taking by eminent domain of all or any material part (as determined by Mortgagee in its sole discretion) of the Mortgaged Property.

                  (f) Voluntary Bankruptcy. Mortgagor or any Obligated Party shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of such Person or of all or a substantial part of such Person's assets, (ii) file a voluntary petition in bankruptcy, admit in writing that such Person is unable to pay such Person's debts as they become due or generally not pay such Person's debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against such Person in any bankruptcy, reorganization or insolvency proceeding, or (vi) take any action for the purpose of effecting any of the foregoing.

                  (g) Involuntary Bankruptcy. An involuntary petition or complaint shall be filed against Mortgagor or any Obligated Party seeking bankruptcy or reorganization of such Person or the appointment of a receiver, custodian, trustee, intervenor or liquidator of such Person, or of all or substantially all of such Person's assets, and such petition or complaint shall not have been dismissed within forty-five (45) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of such Person or appointing a receiver, custodian, trustee, intervenor or liquidator of such Person, or of all or substantially all of such Person's assets.

                  (h) Payment of Judgments. The failure of Mortgagor or any Obligated Party to pay any uninsured money judgment(s) against such Person at least thirty (30) days after such judgment becomes final and is no longer appealable.

                  (i) Attachment. The failure to have discharged within a period of thirty (30) days after the commencement thereof any attachment, sequestration, or similar proceedings against any of Mortgagor's or any Obligated Party's assets.

                  (j) Priority of Liens. Mortgagee's Liens created hereby should become unenforceable, or cease to be first priority Liens, subject to Permitted Exceptions.

         Section 6.2. Remedies. Upon the occurrence of a Default, Mortgagee may, at Mortgagee's option, do any one or more of the following:

                  (a) Acceleration. Mortgagee may, without notice, demand, presentment, notice of intention to accelerate or acceleration, protest or notice of protest, all of which are hereby waived by Mortgagor and all Obligated Parties, declare the entire unpaid balance of the Secured Indebtedness immediately due and payable, and upon such declaration the entire unpaid balance of the Secured Indebtedness shall be immediately due and payable.

                  (b) Legal Proceedings. Mortgagee may proceed by suit or suits, at law or in equity, to enforce the payment and performance of the Secured Indebtedness in accordance with the terms hereof or of the other Loan Documents, to foreclose or otherwise enforce the assignments, liens, and security interests created or evidenced by the other Loan Documents, or this Mortgage as against all, or any part of, the Mortgaged Property, and to have all or any part of the Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction.

                  (c) Appointment of Receiver. To the extent permitted by law, Mortgagee shall be entitled to the appointment of a receiver or receivers of the Mortgaged Property, or any part thereof, and of the income, rents, issues, and profits thereof, and Mortgagor hereby expressly consents to any such appointment.

                  (d) Possession. To the extent permitted by law, Mortgagee may enter upon the Land, take possession of the Mortgaged Property and remove the Personal Property or any part thereof, with or without judicial process, and, in connection therewith, without any responsibility or liability, including, without limitation, liability for consequential damages of any kind on the part of Mortgagee, and Mortgagee may take possession of any property located on or in the Real Estate which is not a part of the Mortgaged Property and hold or store such property at Mortgagor's expense.

                  (e) Performance of Covenants. If Mortgagor has failed to keep or perform any covenant whatsoever contained in the Loan Documents or in the Leases, Mortgagee may, but shall not be obligated to, perform or attempt to perform said covenant, and any payment made or expense incurred in the performance or attempted performance of any such covenant shall be a part of the Secured Indebtedness, and Mortgagor promises, upon demand, to pay to Mortgagee all sums so advanced by Mortgagee, with interest at the default rate set forth in the Note from the date when paid by Mortgagee. No such payment by Mortgagee shall constitute a waiver of any Default. In addition to the liens and security interests hereof, Mortgagee shall be subrogated to all Liens securing the payment of any debt, claim, tax, or assessment which Mortgagee may pay.

                  (f) Right to Make Repairs, Improvements. Should any part of the Mortgaged Property come into the possession of Mortgagee, whether before or after Default, Mortgagee may use, operate, and/or make repairs, alterations, additions and improvements to the Mortgaged Property for the purpose of preserving it or its value. Mortgagor covenants to promptly reimburse and pay to Mortgagee, at the place where the Note is payable, or at such other place as may be designated by Mortgagee in writing, the amount of all reasonable expenses (including the cost of any insurance, taxes, or other charges) incurred by Mortgagee in connection with its custody, preservation, use or operation of the Mortgaged Property, together with interest thereon from the date incurred by Mortgagee at the then current rate of interest applicable to the principal balance of the Note, and all such expenses, cost, taxes, interest, and other charges shall be a part of the Secured Indebtedness. It is agreed, however, that the risk of accidental loss or damage to the Mortgaged Property is undertaken by Mortgagor, and, except for Mortgagee's willful misconduct or gross negligence, Mortgagee shall have no liability whatsoever for decline in value of the Mortgaged Property, for failure to obtain or maintain insurance, or for failure to determine whether any insurance ever in force is adequate as to amount or as to the risks insured.

                  (g) Surrender of Insurance. Mortgagee may surrender the insurance policies maintained pursuant to the terms hereof, or any part thereof, and receive and apply the unearned premiums as a credit on the Secured Indebtedness, and, in connection therewith, Mortgagor hereby appoints Mortgagee (or any officer of Mortgagee), as the true and lawful agent and attorney-in-fact for Mortgagor (with full powers of substitution), which power of attorney shall be deemed to be a power coupled with an interest and therefore irrevocable, to collect such premiums.

                  (h) Sale of Personalty. After notification, if any, hereafter provided in this Subsection, Mortgagee may sell, lease, or otherwise dispose of (herein a "Sale") all or any part of the Personal Property in conjunction with or separately from any sale of the Real Estate. The Personal Property may be sold in its then condition, or following any commercially reasonable preparation or processing, and each Sale may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts, and, at any Sale, it shall not be necessary to exhibit the Personal Property being sold. In order to dispose of the Personal Property Mortgagee may advertise the Personal Property for sale under any and all trade names or service names attached to, fixed upon or made part of, any of the Personal Property. The Sale of any part of the Personal Property shall not exhaust Mortgagee's power of Sale, but Sales may be made, from time to time, until the Secured Indebtedness is paid and performed in full. Reasonable notification of the time and place of any public Sale pursuant to this Subsection, or reasonable notification of the time after which any private Sale is to be made pursuant to this Subsection, shall be sent to Mortgagor and to any other person entitled to notice under the Code; provided, that if the Personal Property being sold is perishable, or threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Mortgagee may sell, lease, or otherwise dispose of such Personal Property without notification, advertisement or other notice of any kind. It is agreed that notice sent or given not less than ten
         (10) calendar days prior to the taking of the action to which the notice relates, is reasonable notice for the purposes of this Subsection.

                  (i) Assemble Personal Property. Mortgagee may require Mortgagor to assemble the Personal Property, or any part thereof, and make it available to Mortgagee at a place to be designated by Mortgagee which is reasonably convenient to Mortgagee.

                  (j) Retention of Personalty. Mortgagee may at its option retain the Personal Property in satisfaction of the Secured Indebtedness whenever the circumstances are such that Mortgagee is entitled to do so under the Code.

                  (k) Collection of Personal Property. Mortgagee may, in its own name or the name of Mortgagor, notify any or all parties obligated on any of the Personal Property to make all payments due or to become due thereon directly to Mortgagee, whereupon the power and authority of Mortgagor to collect the same in the ordinary course of its business shall be deemed to be immediately revoked and terminated. With or without such general notification, Mortgagee may take or bring in Mortgagor's name or that of Mortgagee all steps, actions, suits or proceedings deemed by Mortgagee necessary or desirable to effect possession or collection of the Personal Property, including sums due or paid thereon, may complete any contract or agreement of Mortgagor in any way related to any of the Personal Property, may make allowances or adjustments related to the Personal Property, may compromise any claims related to the Personal Property, may issue credit in its own name or the name of Mortgagor, may remove from Mortgagor's premises all documents, instruments, records, files or other items relating to the Personal Property, and Mortgagee may, without cost or expense to Mortgagee, use Mortgagor's personnel, supplies and space to take possession of, administer, collect and dispose of the Personal Property. Regardless of any provision hereof, however, Mortgagee shall never be liable for its failure to collect or for its failure to exercise diligence in the collection, possession, or any transaction concerning, all or part of the Personal Property or sums due or paid thereon, nor shall it be under any obligation whatsoever to anyone by virtue of this Mortgage, except to account for the funds that it shall actually receive hereunder.

                  (l) Issuance of Receipts; Endorsements; Power of Attorney. Issuance by Mortgagee of a receipt to any person, firm, corporation or other entity obligated to pay any amounts to Mortgagor shall be a full and complete release, discharge and acquittance to such person, firm, corporation or other entity to the extent of any amount so paid to Mortgagee. Mortgagee is hereby authorized and empowered on behalf of Mortgagor to endorse the name of Mortgagor upon any check, draft, instrument, receipt, instruction or other document or items, including, but not limited to, all items evidencing payment upon any indebtedness of any person, firm, corporation or other entity to Mortgagor coming into Mortgagee's possession, and to receive and apply the proceeds therefrom in accordance with the terms hereof. Mortgagee is hereby granted an irrevocable power of attorney, which is coupled with an interest, to execute all checks, drafts, receipts, instruments, instructions or other documents, agreements or items on behalf of Mortgagor, after Default, as shall be deemed by Mortgagee to be necessary or advisable, in the sole discretion of Mortgagee, to protect its security interest in the Personal Property or the repayment of the Secured Indebtedness, and Mortgagee shall not incur any liability in connection with or arising from its exercise of such power of attorney.

                  (m) Purchase of Personal Property By Mortgagee. Mortgagee may buy the Personal Property, or any part thereof, at any public sale or judicial sale and, if the Personal Property being sold is of a type customarily sold in a recognized market or a type which is the subject of widely distributed standard price quotations, Mortgagee may also buy the Personal Property, or any part thereof, at any private sale.

                  (n) Foreclosure of Personal Property with Real Property. Notwithstanding anything contained herein to the contrary, pursuant to applicable provisions of Article 9.1 of the Code dealing with default procedures when a security agreement covers both real and personal property, Mortgagee may proceed under the Code as to all personal property covered hereby or, at Mortgagee's election, Mortgagee may proceed as to both the real and personal property covered hereby in accordance with Mortgagee's rights and remedies in respect of real property, in which case the provisions of the Code (and Subsection 6.2(h) hereof) shall not apply.

                  (o) Other Rights. Mortgagee shall have and may exercise the rights of a secured party under the Code and any and all other rights and remedies which Mortgagee may have at law or in equity.

                  (p) Collect Rents. Mortgagee may terminate the license granted to Mortgagor in Section 7.1 hereof to collect the Rents, and, without taking possession, in Mortgagee's own name, Mortgagee may demand, collect, receive, sue for, attach and levy the Rents, and give proper receipts, releases and acquittances therefor.

                  (q) Manage Leases. From and after the occurrence of a Default, Mortgagee may make, modify, enforce, cancel or accept the surrender of any Lease, remove or evict any Lessee, increase or reduce rents, decorate, clean and make repairs, and otherwise do any act or incur any costs or expenses that Mortgagee shall deem proper to protect the security hereof, as fully and to the same extent as Mortgagor could do if in possession of the Mortgaged Property.

         Section 6.3. Effect of Foreclosure on Leases; Possession; Tenant at Sufferance. Following foreclosure, any lease of the Mortgaged Property or a portion thereof shall remain in effect, the purchaser thereby being subrogated to the lessor's interest therein, unless the purchaser elects to treat such lease as terminated by virtue of the sale under Mortgagee's prior lien. If the assignments, liens, or security interests hereof shall be foreclosed by any judicial or non-judicial action, then the purchaser at any such sale shall receive, as an incident to his ownership, immediate possession of that portion of the Mortgaged Property purchased, and if Mortgagor or Mortgagor's Successors or Lessees shall hold possession of any of said portion of the Mortgaged Property subsequent to such foreclosure, Mortgagor and Mortgagor's Successors or Lessees in possession shall be considered as tenants at sufferance of the purchaser at such foreclosure sale, and anyone occupying the Mortgaged Property (or any part thereof) after demand made for possession thereof shall be guilty of forcible detainer and shall be subject to eviction and removal, with or without process of law, and all damages by reason thereof are hereby expressly waived.

         Section 6.4. Application of Proceeds. Except as may be otherwise required by law, all amounts received by Mortgagee hereunder shall be applied as follows: FIRST, to the payment of all expenses arising out of or in connection with the Mortgaged Property, the foreclosure thereof, and the collection of the Secured Indebtedness including, without limitation, the commissions, reasonable fees and expenses of Mortgagee's attorneys, accountants, real estate brokers, property managers and receivers; SECOND, to accrued or unpaid interest on the Secured Indebtedness; THIRD, to principal on the matured portion of the Secured Indebtedness; FOURTH, to prepayment of the unmatured portion, if any, of the Secured Indebtedness applied to installments of principal in inverse order of maturity; and FIFTH, the balance, if any, remaining after the full and final payment and performance of the Secured Indebtedness, to Mortgagor or to such other party entitled thereto.

                                   ARTICLE VII

                         ASSIGNMENT OF LEASES AND RENTS

         Section 7.1. Assignment. Mortgagor does hereby grant, transfer and assign unto Mortgagee (i) the Leases; (ii) any and all guaranties of payment or performance of the obligations of any Lessee; and (iii) the Rents; provided, however, that Mortgagee hereby grants to Mortgagor a license to collect and receive all Rents. Such license shall be revocable by notice from Mortgagee to Mortgagor at any time after the occurrence and during the continuation of a Default.

         Section 7.2. No Liability on Mortgagee. Mortgagee shall not be liable for any loss sustained by Mortgagor resulting from Mortgagee's failure to let the Mortgaged Property, or any part thereof, after Default or from any other act or omission of Mortgagee in managing the Mortgaged Property, or any part thereof. Mortgagee shall not be obligated to perform or discharge, any obligation, duty or liability under the Leases or under or by reason of this Mortgage, and Mortgagor shall indemnify Mortgagee for, and hold Mortgagee harmless from, any and all liability, loss or damage which may or might be incurred under the Leases or under or by reason of this Mortgage, and from any and all claims and demands whatsoever which may be asserted against Mortgagee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Mortgagee incur any such liability under the Leases or under or by reason of this Mortgage or in defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees shall be secured hereby and Mortgagor shall reimburse Mortgagee therefor immediately upon demand, and upon the failure of Mortgagor to do so Mortgagee may, at its option, declare the Secured Indebtedness immediately due and payable. It is further understood that this Mortgage shall not operate to place responsibility for the control, care, management or repair of the Mortgaged Property upon Mortgagee, or for the carrying out of any of the terms and conditions of the Leases; nor shall it operate to make Mortgagee responsible or liable for any waste committed on the Mortgaged Property by the Lessees or any other parties, or for any dangerous or defective condition of the Mortgaged Property, or for any negligence in the management, upkeep, repair or control of the Mortgaged Property, resulting in loss, injury or death to any Lessee, licensee, employee or stranger.

                                  ARTICLE VIII

                               SECURITY AGREEMENT

         Section 8.1. Grant of Security Interest. Mortgagor hereby transfers, assigns, delivers and grants to Mortgagee a security interest in and right of set-off against the Personal Property as security for payment of the Secured Indebtedness.

         Section 8.2. Assignment of Non-Code Personal Property. To the extent that any of the Personal Property is not subject to the Code, Mortgagor hereby assigns to Mortgagee all of Mortgagor's right, title, and interest in and to the Personal Property to secure the Secured Indebtedness, together with the right of set-off with regard to such Personal Property (or any part hereof). Release of the lien of this Mortgage shall automatically terminate this assignment.

                                   ARTICLE IX

                                  MISCELLANEOUS

         Section 9.1. Release of this Mortgage. If the Secured Indebtedness is paid and performed in full in accordance with the terms of the instruments evidencing the Secured Indebtedness, and if Mortgagor shall well and truly perform all of Mortgagor's covenants contained herein, then this conveyance shall become null and void and be released at Mortgagor's request, and, to the extent permitted by law, at Mortgagor's expense; otherwise, it shall remain in full force and effect, provided that no release hereof shall impair Mortgagor's warranties and indemnities contained herein.

         Section 9.2. Successors. If Mortgagor, or any of Mortgagor's Successors, conveys its interest in any of the Mortgaged Property to any other party, then Mortgagee may, without notice to Mortgagor, or its successors and assigns, deal with any owner of any part of the Mortgaged Property with reference to this Mortgage and the Secured Indebtedness, either by way of forbearance on the part of Mortgagee, or extension of time of payment of the Secured Indebtedness, or release of all or any part of the Mortgaged Property, or any other property securing payment of the Secured Indebtedness, without in any way modifying or affecting Mortgagee's Rights and Liens hereunder or the liability of Mortgagor, or any other party liable for payment of the Secured Indebtedness, in whole or in part. This Subsection shall not be interpreted as giving any rights to Mortgagor or Mortgagor's Successors to convey the Mortgaged Property.

         Section 9.3. Marshaling. Mortgagor hereby waives all Rights of marshaling in the event of any foreclosure of the Liens hereby created.

         Section 9.4. Reserve for Taxes, Insurance and Other Expenses. Mortgagor shall pay to Mortgagee, together with and in addition to the monthly payments of principal and interest payable under the terms of the Note secured hereby, on the date set forth therein for the making of monthly payments, until the Note is fully paid, a sum as estimated by Mortgagee, equal to all ground rentals, insurance premiums, taxes and assessments next due against the Mortgaged Property, less all sums already paid therefor, divided by the number of months to elapse before two (2) months prior to the date when each such ground rental, insurance premium, tax and assessment will become due. Such sums shall be held by Mortgagee to pay said ground rentals, insurance premiums, taxes and assessments. Such payments received by Mortgagee from Mortgagor are to be held without any allowance of interest or dividend to Mortgagor and need not be kept separate and apart from other funds of Mortgagee. Mortgagor shall initially fund the reserve on the date of the execution of this Mortgage by depositing such sums as are necessary, as reasonably determined by Mortgagee, so that the amount of the initial funding, plus the additional monthly payments contemplated herein, will be sufficient to pay all ground rentals, insurance premiums, taxes and assessments sixty (60) days prior to their respective due dates. For purposes of this Subsection, if taxes and assessments are payable in installments with a six-month interval between due dates, then the due date for such taxes and assessments is that date upon which each installment would first become delinquent and a penalty and/or interest would be assessed if such installment of taxes or assessments were not paid. After the occurrence and during the continuation of a Default, Mortgagee may, in its sole discretion, apply such sums to the payment of such expenses or to the Secured Indebtedness. Any excess reserve shall, at the discretion of Mortgagee, be credited by Mortgagee on subsequent payments to be made on the Secured Indebtedness by Mortgagor, and any deficiency shall be paid by Mortgagor to Mortgagee on or before the date when such ground rentals, premiums, taxes, and assessments, shall have become due. Mortgagee may, from time to time, require an increase in the monthly payments to be made under this Subsection, so that such payments in the aggregate will be sufficient in amount for the payment of all ground rentals, premiums, taxes and assessments sixty (60) days before they are due.

         Section 9.5. Condemnation and Eminent Domain. Mortgagee shall be entitled to receive any and all sums which may be awarded or become payable to Mortgagor for the condemnation of, or taking upon exercise of the right of Eminent Domain with respect to, any of the Mortgaged Property for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Mortgagor for damages caused by public works or construction on or near the Mortgaged Property. Mortgagor shall give immediate written notice to Mortgagee of any such proceedings affecting the Mortgaged Property, and shall afford Mortgagee an opportunity to participate in any proceeding or settlement of awards with respect thereto. All such sums are hereby assigned to Mortgagee, and Mortgagor shall, upon request of Mortgagee, make, execute, acknowledge, and deliver any and all additional assignments and documents as may be necessary from time to time to enable Mortgagee to collect and receipt for any such sums. Mortgagee shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any of such sums. Any sums so collected shall be applied by Mortgagee, first, to the expenses, if any, of collection, in accordance with
Section 6.4 hereof. Notwithstanding the foregoing, if, after such proceedings or private sale in lieu thereof, Mortgagee determines in its reasonable judgment that the remainder of the Mortgaged Property can be restored in such a manner as to preserve substantially the economic value thereof and Mortgagor is not then otherwise in Default, upon request of Mortgagor such sums so held by Mortgagee shall be made available for such restoration and disbursed by Mortgagee during the course of such restoration under safeguards reasonably satisfactory to

Mortgagee. Any sums remaining after completion of restoration shall be applied in accordance with Section 6.4. In the event of any partial taking of the Mortgaged Property under this Subsection, Mortgagee may, at its sole discretion, apply the funds received first to the expenses, if any, of collection; second, to any unpaid interest which is due and delinquent and, third, to principal of the Secured Indebtedness, in lieu of applying Section 6.4.

         Section 9.6. Insurance Proceeds. Mortgagee is authorized and empowered to collect and receive the proceeds of any and all insurance that may become payable with respect to any of the Mortgaged Property. So long as no Default has occurred and is continuing, such proceeds (together with any other amounts deposited by Mortgagor with Mortgagee) are sufficient to rebuild and restore the Improvements, such rebuilding and restoration can be completed within six months and prior to the maturity of the Note, and the value of the Mortgaged Property after restoration will be the same as or greater than the value of the Mortgaged Property on the date hereof, Mortgagee shall make such proceeds available to rebuild or restore the Improvements in accordance with disbursement procedures established by Mortgagee or, if such conditions are not met, Mortgagee may apply the same to the Secured Indebtedness in the order and manner set forth in
Section 6.4 hereof, whether then matured or to mature in the future, or at Mortgagee's option, first to unpaid interest which is due and delinquent, and second, to principal of the Secured Indebtedness, and prior to such application, may deduct therefrom any expenses incurred in connection with the collection or handling of such proceeds, it being understood that Mortgagee shall not be, under any circumstances, liable, or responsible for failure to collect, or exercise diligence in the collection of, any of such proceeds.
         Section 9.7. Subrogation. It is understood and agreed that the proceeds of the Note, to the extent that the same are utilized to pay or renew or extend any indebtedness of Mortgagor, or any other indebtedness, or take up or release any outstanding Liens against the Mortgaged Property, or any portion thereof, have been advanced by Mortgagee at Mortgagor's request and at the request of the obligors thereof and upon their representation that such amounts are due and payable. Mortgagee shall be subrogated to any and all Rights and Liens owned or claimed by any owner or mortgagee of said outstanding Rights and Liens, however remote, regardless of whether said Rights and Liens are acquired by assignment or are released by the beneficiary thereof upon payment.

         Section 9.8. Illegality. If any provision of this Mortgage is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Mortgage, the legality, validity, and enforceability of the remaining provisions of this Mortgage shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Mortgage a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If the Rights and Liens created by this Mortgage shall be invalid or unenforceable as to any part of the Secured Indebtedness, then the unsecured portion of the Secured Indebtedness shall be completely paid prior to the payment of the remaining and secured portion of the Secured Indebtedness, and all payments made on the Secured Indebtedness shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Secured Indebtedness.

         Section 9.9. Maximum Interest Rate. Notwithstanding anything contained in this Mortgage or in any of the Loan Documents to the contrary, Mortgagee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Secured Indebtedness, any amount in excess of the amount permitted and calculated at the highest lawful nonusurious rate, and, in the event Mortgagee ever receives, collects or applies as interest any amount in excess of the amount permitted and calculated at the highest lawful nonusurious rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Secured Indebtedness, and, if the principal balance of the Secured Indebtedness is paid in full, any remaining excess shall forthwith be paid to Mortgagor. In determining whether or not the interest paid or payable under any specific contingency exceeds the amount of interest permitted and calculated at the highest lawful nonusurious rate, Mortgagor and Mortgagee shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee, or premium, rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of the Secured Indebtedness.

         Section 9.10. Obligations Binding Upon Mortgagor's Successors. This Mortgage is binding upon Mortgagor and Mortgagor's Successors, and shall inure to the benefit of Mortgagee, and its successors and assigns, and the provisions hereof shall likewise be covenants running with the land. The duties, covenants, conditions, obligations, and warranties of Mortgagor in this Mortgage shall be joint and several obligations of Mortgagor and Mortgagor's Successors.

         Section 9.11. Counterparts. If this Mortgage has simultaneously been executed in a number of identical counterparts, each of which, for all purposes, shall be deemed an original.

         Section 9.12. Exhibits. All exhibits attached hereto are by this reference made a part hereof. The term "Mortgage" shall include all such exhibits.

         Section 9.13. Indemnity. Mortgagor hereby assumes all liability to any third party for the Mortgaged Property and for any development, use, possession, maintenance, and management of, and construction upon, the Mortgaged Property, or any part thereof, and agrees to assume liability to any third party for, and to indemnify and hold Mortgagee harmless from and against, any and all losses, damages, claims, costs, penalties, causes of action, liabilities and expenses, including court costs and attorneys' fees, howsoever arising (including, without limitation, for injuries to or deaths of persons and damage to property), from or incident to such ownership of the Mortgaged Property and development, use, possession, maintenance, management, and construction.

         Section 9.14. Vendor's Lien. If all or any portion of the proceeds of the loan evidenced by the Note has been advanced for the purpose of paying the purchase price for all or a part of the Mortgaged Property, then: (i) Mortgagee shall have, and is hereby granted, a vendor's lien on the Mortgaged Property to further secure the Secured Indebtedness; and (ii) Mortgagee shall be subrogated to all rights, titles, interests, liens, and security interests owned or claimed by the holder of any indebtedness which has been directly or indirectly discharged or paid from the proceeds of the loan evidenced by the Note.

         Section 9.15. Section References. All references to "Article," "Articles," "Section," "Sections," "Subsection," or "Subsections" contained herein are, unless specifically indicated otherwise, references to articles, sections, and subsections of this Mortgage.

         Section 9.16. Singular; Plural. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

         Section 9.17. Headings. The captions, headings, and arrangements used in this Mortgage are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

         Section 9.18. Notices. Whenever this Mortgage requires or permits any consent, approval, notice (except for notices of a foreclosure which, if any such notices are required by law, shall be in accordance with such law), request, or demand from one party to another, the consent, approval, notice, request, or demand shall be effective only if it is in writing, referring to this Mortgage, signed by the party giving such notice, and delivered either personally to such other party, or sent by nationally recognized overnight courier delivery service or by certified mail of the United States Postal Service, postage prepaid, return receipt requested, addressed to the other party as follows (or to such other address or person as either party or person entitled to notice may by written notice to the other party specify):

         To Mortgagor:     Hurco Companies, Inc.
                                    One Technology Way
                                    P. O. Box 68180
                                    Indianapolis, Indiana 46268-0180
                                    Attention: Roger J. Wolf

         To Mortgagee:     American Equity Investment Life Insurance Company
                                    Mailing address: P. O. Box 71216
                                    Des Moines, IA 50325
                                    Attention: Mortgage Loan Department

         Delivery address:          5000 Westown Parkway, Suite 440
                                    West Des Moines, IA 50266
                                    Attention:  Mortgage Loan Department

Unless otherwise specified, notices shall be deemed given as follows: (i) if delivered personally, when delivered; (ii) if delivered by nationally recognized overnight courier delivery service, on the next business day following the day such material is sent, and (iii) if by certified mail, three (3) days after such material is deposited in the United States Mail.

         Section 9.19. Governing Laws. The substantive laws of the State of Indiana shall govern the validity, construction, enforcement, and interpretation of this Mortgage, and the other Loan Documents, unless otherwise specified therein.

         Section 9.20. Time of Essence. Time is of the essence of this Mortgage.

         Section 9.21. Fixture Filing. This Mortgage shall also constitute a security agreement with respect to the Personal Property and a "fixture filing" for purposes of the Code. Portions of the Personal Property are or may become fixtures. Information concerning the security interests herein granted may be obtained at the addresses stated in the preamble hereof.

         Section 9.22. Financing Statement. Mortgagee shall have the right at any time to file this Mortgage as a financing statement, or one or more Uniform Commercial Code financing statements, but the failure to do so shall not impair the validity and enforceability of this Mortgage in any respect whatsoever. A carbon, photographic, or other reproduction of this Mortgage, or any financing statement relating to this Mortgage, shall be sufficient as a financing statement.

         Section 9.23. Entire Agreements; Amendments. This Mortgage, the Note and the other documents executed in connection herewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Mortgage cannot be amended except by agreement in writing by the party against whom enforcement of the amendment is sought.

         Section 9.24. Remedies Cumulative and Non-Waiver. No remedy or right of the Mortgagee hereunder or under the Note, or any of the Loan Documents, or otherwise, or available under applicable law, shall be exclusive of any other right or remedy, but each such remedy or right shall be in addition to every other remedy or right now or hereafter existing under any such document or under applicable law. No delay in the exercise of, or omission to exercise, any remedy or right accruing on any Default shall impair any such remedy or right or be construed to be a waiver of any such Default or an acquiescence therein, nor shall it affect any subsequent Default of the same or a different nature, nor shall it extend or affect any grace period. Every such remedy or right may be exercised concurrently or independently, when and as often as may be deemed expedient by the Mortgagee. All obligations of the Mortgagor and all rights, powers, and remedies of the Mortgagee expressed herein shall be in addition to, and not in limitation of, those provided by law or in the Note or any of the Loan Documents or any other written agreement or instrument relating to any of the Secured Indebtedness or any security therefor.

         Section 9.25. No Right of Setoff. No setoff or claim that Mortgagor may now or in the future have against Mortgagee shall relieve or excuse Mortgagor from paying the installments under the Note or performing any other obligation secured hereby when the same is due.

         Section 9.26. Right to Modify. Without affecting the obligation of Mortgagor to pay and perform as herein required, without affecting the personal liability of any person for payment of the Secured Indebtedness, and without affecting the lien or priority of the lien hereof on the Mortgaged Property, Mortgagee may, at its option, extend the time for payment of the Secured Indebtedness or any portion thereof, reduce the payments thereon, release any person liable on any portion of the Secured Indebtedness, accept a renewal note or notes therefor, modify the terms of the Secured Indebtedness, release or reconvey any part of the Mortgaged Property, take or release other or additional security, consent to the making of any map or plat thereof, join in granting any easement thereon, or join in any extension agreement or agreement subordinating the lien hereof. Any such action by Mortgagee may be taken without Mortgagor's consent and without the consent of any subordinate lienholder, and shall not affect the priority of this Mortgage over any subordinate lien.

         Section 9.27. Additional Security. The taking or acceptance of this Mortgage by Mortgagee shall in no event be considered as a waiver of, or in any way affecting or impairing any other security which Mortgagee may have or acquire simultaneously herewith or may hereafter acquire for the payment of the Secured Indebtedness, nor shall the taking at any time by Mortgagee of any such additional security be construed as a waiver of, or in any way affecting or impairing the security of this Mortgage; and Mortgagee may resort, for the payment of the Secured Indebtedness, to any security therefor in such order and manner as it may deem fit.

         Section 9.28. Expenses of Recording. Mortgagor agrees to pay all mortgage recording taxes, revenue stamps, charges and filing, registration and recording fees imposed upon this Mortgage, the recording or filing thereof, or upon the Mortgagee by reason of its ownership of this Mortgage, or its enforcement thereof, or imposed upon any security instrument with respect to any fixture or personal property owned by Mortgagor at the Mortgaged Property, or imposed upon any instrument of further assurance.



                             MORTGAGOR:
                             HURCO COMPANIES, INC.,
                             an Indiana corporation


                             By:/S/ Roger J. Wolf
                             --------------------
                             Roger J. Wolf, Senior Vice President
                             and Chief Financial Officer

STATE OF INDIANA, COUNTY OF MARION, ss:

         On this 29th day of April, 2002, before me, the undersigned, a Notary Public in and for said county and state, personally appeared Roger J. Wolf, to me personally known, who being by me duly sworn or affirmed did say that he is the Senior Vice President and Chief Financial Officer of Hurco Companies, Inc.; that said instrument was signed on behalf of said corporation by authority of its Board of Directors; and that the said Roger J. Wolf, as such officer, acknowledged the execution of said instrument to be the voluntary act and deed of said corporation, by it and by said officer voluntarily executed.

                                            /s/Sharon M. Korn
                                            ------------------------------------
                                            Notary Public in and for said county
                                            and state Printed Name:
                                            Sharon M. Korn I am a
                                            resident of Morgan County,
                                            Indiana My commission expires:
                                            11-24-2008

Exhibit A - Description of Land
Exhibit B - Permitted Exceptions to Title

Prepared by and when recorded, return to:
William L. Fairbank
Whitfield & Eddy, P.L.C.
317 Sixth Avenue, Suite 1200
Des Moines, IA 50309-4195

                                   EXHIBIT "A"

                                Legal Description


A part of the Southwest Quarter and part of the Southeast Quarter of Section 25, Township 17 North, Range 2 East in Marion County, Indiana, more particularly described as follows:

Commencing at the Southeast corner of said Southwest Quarter of Section; thence South 88 degrees 18 minutes 08 seconds West, along the South line of said Quarter Section, 76.45 feet; thence North 01 degree 41 minutes 52 seconds West,
700.49 feet to the Point of Beginning; thence North 01 degree 29 minutes 20 seconds West, 506.20 feet; thence South 89 degrees 53 minutes 46 seconds East,
825.20 feet; thence South 00 degrees 06 minutes 14 seconds West, 477.67 feet, to a point on a tangent curve to the right having a chord bearing and distance of South 03 degrees 06 minutes 57 seconds West, 28.37 feet; thence along said curve a distance of 28.39 feet; thence along a line non-tangent to said curve, North 89 degrees 53 minutes 46 seconds West, 809.64 feet to the Point of Beginning.

Also, non-exclusive easements for ingress and egress as set out in declarations recorded November 15, 1988 as Instrument No. 88-116201 and September 27, 1990 as Instrument Nos. 90-110745 and 90-110748 in the Office of the Recorder of Marion County, Indiana.

                                   EXHIBIT "B"

                              Permitted Exceptions


Those exceptions contained in Schedule B of the Policy of Title Insurance issued by Chicago Title Insurance Company in favor of American Equity Investment Life Insurance Company covering the Mortgaged Property.

The following loan schedules or exhibits are omitted from this filing but are available as supplemental information to the Commission upon request.

o        Assignment of Leases and Rents
o        Affidavit of Borrower
o        Environmental Compliance Indemnification Agreement
o        UCC Financing Statement